Exhibit 10.4

                             SHAREHOLDERS' AGREEMENT


                  SHAREHOLDERS' AGREEMENT, dated as of the __ day of January 22, 2004 (this "Agreement"), among Patriot Gold Corp, a Nevada corporation (the "Corporation"), Ron Blomkamp ("RB"), Robert Sibthorpe ("RS") and Robert Coale ("RC"; and together with RB and RS, the "Shareholders" and each individually a "Shareholder").

                              W I T N E S S E T H:
                               -------------------

                  WHEREAS, each of the Shareholders has received 3,000,000 shares of common stock of the Corporation (collectively, the "Shares") from Bruce Johnstone, the former officer and director of the Corporation;

                  WHEREAS, the Shareholders desire to enter into an agreement with respect to the voting of the Shares, the transfer of the Shares and certain other matters.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I
                              VOTING OF THE SHARES

                  Section 1.1 Board of Directors. At all times during the Term (as defined below), the Shareholders shall vote their Shares to maintain the number of persons comprising the Board of Directors of the Corporation (the "Board") as three (3), who shall be the Shareholders. In connection therewith, each Shareholder agrees that upon any vote to appoint representatives to the Board, he shall vote his Shares to vote for the other two (2) Shareholders. If a Shareholder shall no longer be a shareholder of the Corporation, or the Board or the shareholders of the Corporation resolve to remove one of the Board members, or the Shareholder no longer holds any Shares (but remains a shareholder of the Corporation by virtue of other shares in the Corporation), then the other two Shareholders agree to vote their Shares together to either maintain the number of persons comprising the Board as two (2) or to nominate and appoint a third person to the Board. Notwithstanding anything contained herein to the contrary, this Agreement only relates to the Shares and to the Shareholders acting in their capacity as shareholders in the Corporation.

                  Section 1.2 Other Matters. For all matters in which shares of common stock of the Corporation are voted, RB, RS and RC agree that they shall vote the Shares together with all other issued and outstanding voting shares of the Corporation, as the Shareholders shall determine by the decision of two of the three Shareholders. The foregoing shall apply to all decisions which are subject to shareholder vote (other than as provided for in Section 1.1 above), including without limitation the merger, sale or recapitalization of the Corporation.



                                   ARTICLE II
                     RESTRICTIONS ON TRANSFER OF THE SHARES

                  Section 2.1 No Transfers. A Shareholder shall not, directly or indirectly, sell, exchange, pledge, transfer, gift, grant an irrevocable proxy with respect to, devise, assign or in any other way dispose of, encumber or grant a security interest in (hereinafter referred to as "Transfer"), any Shares or any interest therein or any certificates representing any Shares, directly or indirectly, by such Shareholder, nor shall such Shareholder attempt to do so, except as expressly permitted by this Agreement. The Corporation shall not (i) transfer on its share register any Shares which shall have been purportedly Transferred if such Transfer would be in violation of this Agreement or (ii) treat as owner of such Shares, to accord the right to vote as such owner or to pay dividends to any purported transferee to whom such Shares shall have purportedly been so Transferred in violation of this Agreement.

                  Section 2.2 Rule 144. Each Shareholder is aware of the provisions of Rule 144, promulgated under the Securities Act of 1933, as amended, which permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the Shares, the availability of certain current public information about the Corporation, the resale occurring not less than one year after the latter of the date full payment has been made for the securities purchased from the Corporation or an affiliate of the Corporation, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as such term is defined under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and the number of securities being sold during any three (3) month period not exceeding specified limitations stated therein. Each Shareholder agrees and acknowledges that the Transfer restrictions on the Shares provided for in this Agreement shall apply in any and all situations during the Term, including without limitation, the utilization of Rule 144 (including, without limitation, Rule 144(k)), with respect to a purported sale of the Shares by the Shareholder. Any purported sale of Shares by a Shareholder pursuant to Rule 144 or Rule 144(k) shall be invalid and have no force and effect.

                  Section 2.3 Securities Law Compliance. Any Transfer of Shares in accordance with the provisions of this Agreement shall be made in full compliance with applicable federal and state securities law, including without limitation, to the extent applicable, the rules and regulations promulgated under the Securities Act of 1933, as amended. Any permitted transferee of Shares under this Agreement shall provide documentation satisfactory to counsel to the Corporation that he is acquiring Shares for his own account, for investment purposes only and not with a view to their resale or distribution, and execute and deliver to the Corporation any documentation required by counsel to the Corporation to properly effectuate such Transfer on the books and records of the Corporation.


                  Section 2.4 Legend. There shall be noted conspicuously upon each stock certificate representing Shares, the following statements or statements with substantially similiar language, and the transfer agent of the Corporation shall make a notation in the records of the Corporation accordingly:

         "The shares represented by this certificate are subject to a certain Shareholders' Agreement dated as of November __, 2003, a copy of which is on file at the principal office of the Corporation. Any sale, pledge, transfer, assignment or any other disposition or encumbrance of the shares represented by this certificate in violation of said Agreement shall be invalid."

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state or other jurisdiction. The shares may not be transferred except pursuant to an effective registration statement under such Act and other applicable securities laws, or pursuant to an exemption therefrom."

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

                  Section  3.1  Due   Execution;   No  Conflict.   Each  of  the
Shareholders represents and warrants to the Corporation and each other Shareholder that the execution and delivery of this Agreement by him and the performance of his obligations hereunder are not in violation of, and do not conflict with or constitute a default under, any of the terms and provisions of any agreement, indenture or instrument to which he is bound or any law, regulation, order, decree or judgment to which he is subject; and that this Agreement constitutes the valid and binding obligation of such person, enforceable against him in accordance with the terms hereof.

                  Section 3.2 Investment Intent. Each Shareholder represents and warrants to the Corporation that the Shares have been acquired for his own account for investment purposes only and not with a view to the distribution or resale thereof. Each Shareholder agrees that he will not distribute, resell or offer the Shares or any interest therein unless registered pursuant to the Securities Act of 1933, as amended, and any applicable state securities laws, or unless an exemption from registration is available thereunder. The Shareholder agrees and acknowledges that the Shares were given to him in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Corporation is relying upon the truth and accuracy of, and the Shareholder's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Shareholder set forth herein in order to determine the availability of such exemptions and the eligibility of the Shareholder to acquire the Shares.

                  Section 3.3 Information; Economic Means. Each Shareholder or the Shareholder's adviser(s) has/have received access to all material and relevant information necessary to enable Shareholder to make any informed investment decision. Each Shareholder has had the opportunity to ask questions of and receive answers from the Corporation and its representatives concerning the Corporation, its business, both current and proposed, and to obtain from the Corporation any additional information or requested by the Shareholder. Each Shareholder has adequate means of providing for the Shareholder's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment, and, at the present time, could afford a complete loss of such investment. The Shareholder is an "accredited investor", within the meaning of Regulation D of the rules and regulations promulgated under the Securities Act of 1933, as amended.

                  Section 3.4 Experience. Each Shareholder has such knowledge and experience in financial, tax and business matters so as to enable the Shareholder to utilize the information made available to the Shareholder in connection with the Shares to evaluate the merits and risks of an investment in the Shares, and to make an informed investment decision with respect thereto and the Shareholder is not relying on any other party with respect to the tax and other economic considerations of an investment in the Shares.

                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

                   Section 4.1 Term. The term of this Agreement ("Term") shall commence on the date hereof and shall continue in full force and effect so long as each Shareholder holds record or beneficial title to a Share.

                  Section 4.2 Notices. All notices, requests, claims, demands and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given if delivered in person against written receipt, by facsimile transmission, overnight courier prepaid, or mailed by prepaid first class registered or certified mail, postage prepaid, return receipt requested to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 5.2):

(a) If to the Corporation:

                                    Patriot Gold Corp.
                                    102 Donaghy Avenue
                                    North Vancouver, B.C., Canada V7P 2L5
                                    Attention: President
                                    Telecopy: ________

(b) If to RB:

                                    Ron Blomkamp
                                    ================
                                    Telecopy: ________

                            (c) If to RS:

                                    Robert Sibthorpe
                                    ================
                                    Telecopy: ________

                           (c) If to Robert Coale:

                                    Robert Coale
                                    ================
                                    Telecopy: ________

                           (d) In either  case,  copies of all notices  shall be
sent to:

                                    David Lubin, Esq.
                                    92 Washington Avenue
                                    Cedarhurst, NY 11516
                                    Telecopy: (516) 569-5053


         All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, (iii) if delivered by overnight courier to the address as provided in this Section, be deemed given on the earlier of the first business day following the date sent by such overnight courier or upon receipt or (iv) if delivered by mail in the manner described above to the address provided in this Section, be deemed given on the earlier of the third business day following mailing or upon receipt.

                  Section 4.3 Entire Agreement; Amendment. This Agreement contains, and is intended as, a complete statement of all of the terms of the arrangements and understandings between the parties with respect to the matters provided for, and supersedes any previous agreements and understandings between the parties with respect to those matters. This Agreement shall not be amended except by a writing signed by all of the Shareholders and the Corporation.

                  Section 4.4 No Waiver. No waiver of any breach of any terms hereof shall be effective unless made in writing signed by the party against whom enforcement of the waiver is sought, and no such waiver shall be construed as a waiver of any subsequent breach of that term or of any other term of the same or different nature.

                  Section 4.5 Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and the respective successors, personal representatives, heirs and assigns; provided, however, that none of the parties hereto may assign any of his rights or obligations under this Agreement.

                  Section 4.6 Severability. If any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be modified or narrowed so as to avoid such defect, but the illegality or unenforceability of such provision shall not impair the enforceability of any other provision of this Agreement.

                  Section 4.7 Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Nevada.

                  Section 4.8 Injunctive Relief. In addition to monetary damages and any other rights and remedies available at law or equity which the Corporation may have, the Corporation shall have the right to obtain injunctive or other equitable relief to restrain any breach or threatened breach or otherwise to specifically enforce the provisions of this Agreement. Each Shareholder acknowledges that the Corporation and its affiliates will suffer immediate, irreparable harm upon a breach or threatened breach of any provision of this Agreement and the Corporation and its affiliates shall be entitled, in addition to any and all other remedies, to an injunction issued by a court of competent jurisdiction restraining the aforesaid violations of a Shareholder without the necessity of posting a bond. Each Shareholder further agrees that money damages alone would be inadequate to compensate the Corporation and would be an inadequate remedy for such breach. Such rights and remedies shall however be cumulative and not exclusive and shall be in addition to any other remedies which the Corporation may have under this Agreement or at law.

                  Section 4.9 References; Construction. The headings in this Agreement are for convenience of reference only and not for any other purpose. The parties hereto agree that this Agreement is the product of negotiation between sophisticated parties and individuals, all of whom were represented by counsel and/or had opportunity to be represented by counsel, and each of whom had an opportunity to participate in and did participate in, the drafting of each provision hereof. Words and phrases used herein in the singular shall be deemed to include the plural and vice versa, and nouns and pronouns used in any particular gender shall be deemed to include any other gender, unless the context requires otherwise.

                  Section 4.10 No Third Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and nothing herein, express or implied, is intended to or shall confer upon any other person or entity, any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  Section 4.11 Further Assurances. The parties shall execute and deliver such further instruments and documents as may be required to carry out the intended purposes of this Agreement and which are required by applicable laws and regulations, including without limitation, a Schedule 13D with the Securities and Exchange Commission and Forms 4.

                  Section 4.12 Counterparts. This Agreement may be executed in counterparts by facsimile, each of which shall be an original but all of which shall constitute a single instrument.



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                  IN  WITNESS   WHEREOF,   the  undersigned  have  executed  and
delivered this Agreement as of the date first written above.


                                                     PATRIOT GOLD CORP.

                                                  By:      /s/ Ron Blomkamp
                                                  Name:    Ron Blomkamp
                                                  Title:   President



                                                     /s/ Ron Blomkamp
                                                     Ron Blomkamp



                                                     /s/ Robert Sibthorpe
                                                     Robert Sibthorpe



                                                     /s/ Robert Coale
                                                     Robert Coale